Exhibit 99.1 ANALYST BRIEFING AT OFC 2024 Optical Communications March 26, 2024 Paul Silverstein Vice President, Investor Relations Copyright 2024, Coherent. All rights reserved. 1

HOST Paul Silverstein Vice President, Investor Relations 2 Copyright 2024, Coherent. All rights reserved.

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements relating to future events and expectations, including our expectations regarding (i) our future financial and operational results; (ii) growth in the communications markets (including datacom and telecom) we serve; (iii) 5G growth in developing economies and the emergence of 6G; (iv) data center capital expenditures by segment and annual infrastructure spending of the top 15 ICPs vs CSPs; (v) the growth of artificial intelligence and machine learning (“AI/ML”) in data centers and long-term disruption potential; (vi) the datacom market including with respect to 100G, 200G, 400G, 800G, 1.6T and 3.2T and the duration of the domination of 800G/1.6T; (vii) annual new bandwidth in cloud, telecom and enterprise and our largest telecom opportunity - transceivers; (viii) growth in disaggregated systems; and (ix) shipments of optical circuit switching for datacenters and our positioning for opportunities in such space; (x) the shipment of transceivers for artificial intelligence; (xi) our continued leadership in datacom transceivers in 800G and 1.6T; (xii) the rise of artificial intelligence; (xiii) production of 800G, 1.6T and 3.2T transceivers; (xiiii) opportunities in TM optical circuit switch for datacenters from our Datacenter Light Crossconnect ; and (xiv) 800G becoming half of our revenue and outpacing market growth in the next five years, each of which, is based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this investor presentation involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed) in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and additional risk factors that may be identified from time to time in filings of the Company; (iii) the substantial indebtedness the Company incurred in connection with its acquisition of Coherent, Inc. (the “Transaction”), the need to generate sufficient cash flows to service and repay such debt and the Company’s ability to generate sufficient funds to meet its anticipated debt reduction goals; (iv) the possibility that the Company may not be able to continue its integration progress on and/or take other restructuring actions, or otherwise be able to achieve expected synergies, operating efficiencies, including greater scale, focus, resiliency, and lower operating costs, and other benefits within the expected time-frames or at all and ultimately to successfully fully integrate the operations of Coherent, Inc. (“Coherent”) with those of the Company; (v) the possibility that such integration and/or the restructuring actions may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction and/or the restructuring actions; (vi) any unexpected costs, charges or expenses resulting from the Transaction and/or the restructuring actions; (vii) the risk that disruption from the Transaction and/or the restructuring actions materially and adversely affects the respective businesses and operations of the Company and Coherent; (viii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction and/or the restructuring actions; (ix) the ability of the Company to retain and hire key employees; (x) the purchasing patterns of customers and end users; (xi) the timely release of new products, and acceptance of such new products by the market; (xii) the introduction of new products by competitors and other competitive responses; (xiii) the Company’s ability to assimilate other recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiv) the Company’s ability to devise and execute strategies to respond to market conditions; (xv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xvi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xvii) the risks of business and economic disruption related to worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise. Unless otherwise indicated in this presentation, all information in this presentation is as of March 26, 2024. 3 Copyright 2024, Coherent. All rights reserved.

SPEAKERS Dr. Lee Xu Dr. Beck Mason Dr. Sanjai Parthasarathi Dr. Julie Sheridan Eng Executive Vice President, Executive Vice President, Chief Marketing Officer Chief Technology Officer Telecommunications Datacom Transceivers 4 Copyright 2024, Coherent. All rights reserved.

COMMUNICATIONS MARKET UPDATE AND OFC SHOWCASE Dr. Sanjai Parthasarathi - Chief Marketing Officer 5 Copyright 2024, Coherent. All rights reserved.

MARKET UPDATE 6 Copyright 2024, Coherent. All rights reserved.

ALL OUR MARKETS ARE HEALTHY AND GROWING OVER THE LONG TERM Industrial Communications Electronics Instrumentation TAM: $25B TAM: $29B TAM: $9B TAM: $6B CAGR: 8% CAGR: 15% CAGR: 28% CAGR: 7% Combined CY24 TAM of $69 B growing to $135 B within five years 7 Copyright 2024, Coherent. All rights reserved.

OUR MARKETS AND VERTICALS Industrial Market Communications Market § Precision Manufacturing§ Datacom § Semiconductor Capital § Telecom Equipment § Display Capital Equipment § Aerospace & Defense Focus of Today’s Event Electronics Market Instrumentation Market § Consumer Electronics § Life Sciences § Automotive § Scientific Instrumentation 8 Copyright 2024, Coherent. All rights reserved.

COMMUNICATIONS IS OUR LARGEST MARKET (1) Quarterly Revenue Trend Revenue Distribution 1,600 Instrumentation 1,400 1,200 Electronics Industrial 9% 1,000 8% 800 37% 600 FY24 Q2 400 200 0 FY23 Q2 FY23 Q3 FY23 Q4 FY24 Q1 FY24 Q2 46% Instrumentation 120 125 117 99 99 Electronics 200 139 106 90 89 Communications 600 538 570 460 520 Industrial 450 438 412 404 423 Communications (1) Amounts may not recalculate due to rounding. 9 Copyright 2024, Coherent. All rights reserved. Revenue ($M)

COMMUNICATIONS MARKET DRIVERS 5G Mobile subscrptions 6000 5000 4000 3000 2.6 Billion 2000 (1/3 of global population) 1000 0 still not connected to the 2023 2024 2025 2026 2027 2028 2029 internet Central & Eastern Europe India, Nepal, Bhutan Latin America Middle East & Africa North America North East Asia South East Asia & Oceania Western Europe Forecasted 5G Growth in developing economies Source: Ericsson Mobility Visualizer 10 Tbps 1 Tbps Eventual emergence of Full parallax 6G High-definition 6G holographic display 10 Copyright 2024, Coherent. All rights reserved.

DATACOM AND TELECOM VERTICALS DEFINED DATACOM TELECOM Data Center Satcom Data Center Interconnect (DCI) Long-Haul & Ultra Long- Haul Storage Area Local Area Network (SAN) Network (LAN) NIC/CNA Cards Metro Aggregation HBA Submarine Ethernet Switch Router Ethernet Ethernet Switch Router Switch Router Metro Access Tape Drive RAID System Server Ethernet Link (<80 km) Fixed Broadband Enterprise Common Access Access Antenna TV 11 Copyright 2024, Coherent. All rights reserved.

INFRASTRUCTURE SPEND AND OUR EXPANDING SAM Expanding SAM through: Our SAM 2024 2029 CAGR § New coherent transceivers Datacom $9B $21B 17% § Disaggregated systems Telecom $8B $16B 16% § Optical circuit switches $ billions $ billions Data Center Capex by Segment * Annual Infrastructure Spending of Top 15 ICPs vs CSPs** 700.00 600 History Enterprise 600.00 CSPs CapEx Telco ICP Best Case 500.00 Colocation ICP Most Likely Case 400 Rest-of-Cloud ICP Worst Case 400.00 Top 4 China Cloud Top 4 US Cloud 300.00 200 200.00 100.00 0.00 0 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2020 2021 2022 2023 2024 2025 2026 2027 2028 Source: * Dell’Oro Group – Data Center Capex forecast report-Jan 2024, ** LightCounting – Mar 2024 12 Copyright 2024, Coherent. All rights reserved.

THE GROWTH OF AI/ML IN DATA CENTERS IS A LONG-TERM DISRUPTION Spine Switches Frontend Connections Leaf § Rapid rise of new networks dedicated Switches to AI/ML inside a data center § Our optics powers both frontend & backend connections § Evolution: Now AI, non-AI, and High Performance Computing are blending into an amorphous network Compute Storage AI/ML Node Node 1 4 Node Node 2 5 Backend Connections Node Node 6 3 13 Copyright 2024, Coherent. All rights reserved.

DATACOM MARKET IS ENJOYING AN INFLECTION POINT, THANKS TO AI BOOM Datacom transceivers $M $10,000 Expect Long 800G/1.6T overlapping $8,000 to dominate for 3.2T cycles next 5 years 1.6T $6,000 800G 400G $4,000 200G Fast rise, “Annuity” 100G slow decay model of ROI $2,000 $- 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Source: LightCounting & Internal Estimates 14 Copyright 2024, Coherent. All rights reserved.

EXPANDING SAM: OUR LARGEST TELECOM OPPORTUNITY - COHERENT TRANSCEIVERS 2,500 Coherent Transceiver TAM Cloud (DCI) 2,000 Telecom Enterprise 1,500 $8.7 B 1,000 2028 $3.8 B 2023 500 0 200G and below 400G 600G 800G & above 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Source: LightCounting 15 Copyright 2024, Coherent. All rights reserved. Annual new bandwidth (Pb)

EXPANDING SAM – CLIMBING UP VALUE CHAIN IPoDWDM gaining traction: § Application space has expanded well beyond metro DCI § Cross-selling opportunity with DCO pluggables [$B] Disaggregated System Forecast 5.0 4.5 4.0 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0.0 2022 2023 2024 2025 2026 2027 NA EMEA APAC CALA Cignal AI - Compact Modular Forecast - 4Q23 Transport Hardware Report 16 Copyright 2024, Coherent. All rights reserved.

EXPANDING SAM - OPTICAL CIRCUIT Introducing at SWITCHING FOR DATACENTERS OFC Source: LightCounting Our expertise & decades of experience with our Liquid Crystal WSS platform positions us well for this opportunity! TM Coherent Datacenter Lightwave Cross-Connect (DLX) 17 Copyright 2024, Coherent. All rights reserved.

OFC 2024 SHOWCASE 18 Copyright 2024, Coherent. All rights reserved.

OUR BEST OFC EVER !! OFC 2024 – San Diego, March 26 – 28, 2024 Booth 3412 19 Copyright 2024, Coherent. All rights reserved.

THREE COHERENT EXECUTIVES AT OFC’S HEADLINE EVENT Hilton San Diego Bayfront, March 25, 2024 Session 3: Photonic Manufacturing and Enabling Session 4: CEO Panel Technologies Moderator: Moderator: Dr. Michael Lebby, Lightwave Logic Dr. Sanjai Parthasarathi, Coherent Corp. Speakers: Dr. Chuck Mattera, Coherent Corp. Speakers: David Heard, Infinera Dr. Giovanni Barbarossa, Coherent Corp. Alan Lowe, Lumentum Giorgio Cazzaniga, Jabil Bill Brennan, Credo Dr. Ted Letavic, Global Foundries Dr.Tim Vang, Semtech Mike Bell, Corning 20 Copyright 2024, Coherent. All rights reserved.

LIGHTWAVE INNOVATION AWARDS RECIEVED YESTERDAY March 25, 2024 800G ZR QSFP-DD 800G IC-TROSA WaveShaper 4000B Optical Transceivers and Lab/Production Test Optical Components Transponders Equipment 21 Copyright 2024, Coherent. All rights reserved.

PLEASE COME AND SEE OUR PRODUCT DEMOS AT BOOTH # 3412 300x300 OCS with 800G 2xFR4 800G QSFP-DD DCO 800G DR4 LPO (using DFB-MZ) C+L Wideband OCM, 2x32 C+L WSS, WaveShaper for O-Band; 100G QSFP28 DCO I-Temp C+L Amps Wavemaker C+L 22 Copyright 2024, Coherent. All rights reserved.

SIGNIFICANT ANNOUNCEMENTS New Pump lasers 6” InP Platform Path to 200 G VCSELs Single & Dual chip uncooled Micro Lens Array BiDi Adaptor Extended Range Grism 23 Copyright 2024, Coherent. All rights reserved.

DATACENTER PANEL: AI/ML AND FUTURE NETWORKS TO SUPPORT IT Session Description This panel will be focused on component suppliers for ML/AI systems inside the data center Today at 12:30 pm Theatre 2 Organizer Panelist Dr. Sanjai Parthasarathi Vipul Bhatt Chief Marketing Officer VP Marketing, Datacom Vertical Coherent, United States Coherent, United States Panelist Panelist Panelist Panelist Craig Thompson Dr. Cedric Lam Marek Tialka Mark Kimber VP of Business Development Principal Engineer Senior Director of Marketing High Production Definition NVIDIA, United States Google, United States Performance Analog Macom, United Semtech, United States States 24 Copyright 2024, Coherent. All rights reserved.

HEAR OUR OTHER SPEAKERS

Lithographic Aperture VCSELs Enabling Beyond 100G Datacom Applications

Stefano Tirelli

10:30 – 10:45 am
March 25th
M2D Room 3

Mobile Optics (MOPA) for the 6G Era

Gert Sarlet

11:00 – 12:00pm
March 26th
Theater III

CableLabs: Empowering Access Networks with Coherent Optics

Shawn Esser

11:30 – 12:30pm
March 27th
Theater II

Integrated Coherent Transmit-Receive Optical Sub-Assembly (IC-TROSA) for 140 GBd Applications

Efthymios Rouvalis

2:15 – 2:30pm
March 27th
W3A.2

Coherent Optics Unleashed: From 400ZR Success to 800ZR/LR Advancements and 1600ZR Kick-off

Gert Sarlet

4:00 – 5:00pm
March 27th
Theater I

Multimode Links Based on High-Speed VCSELs for Cost-Effective Data Center Connectivity

Vipul Bhatt

12:30 – 2:00pm
March 26th
Theater II

COHERENT
Copyright 2024, Coherent. All rights reserved.
25

TECHNOLOGY FOR DATACOM AND AI TRANSCEIVERS Dr. Julie Sheridan Eng - Chief Technology Officer 26 Copyright 2024, Coherent. All rights reserved.

THE GROWING FOOTPRINT OF AI/ML IN DATA CENTERS AI ML Spine Switches § A new datacenter network dedicated to AI/ML Top of Rack Switches § Many optical connections § AI/ML link data rates expected to grow much faster than compute and storage AI/ML Compute Storage 27 Copyright 2024, Coherent. All rights reserved.

TECHNOLOGIES FOR AI/ML Artificial Intelligence and Machine Learning are accelerating the pace of innovation in transceivers and optical components 28 Copyright 2024, Coherent. All rights reserved.

OUR VERTICAL INTEGRATION IN LASERS, DETECTORS, INTEGRATED CIRCUITS, AND PASSIVE OPTICS IS A DIFFERENTIATOR Lasers Detectors Integrated Circuits Passive Optical Components 29 Copyright 2024, Coherent. All rights reserved.

100G AND 200G/LANE LASERS FOR 800G AND 1.6T

Short-Reach **< 50 m**	Mid-Reach **500 m to 2 km**	Long-Reach **Up to 10 km**
8x100G for 800G 8x200G for 1.6T	8x100G for 800G 4x200G for 800G 8x200G for 1.6T	8x100G for 800G 4x200G for 800G 8x200G for 1.6T
Gallium Arsenide	**Indium Phosphide, Silicon Photonics**	**Indium Phosphide**
▪ VCSEL	▪ EML ▪ InP CW Laser with Silicon Photonics	▪ EML ▪ DFB-MZ

VCSEL: Vertical Cavity Surface-Emitting Laser
EML: Electro-Absorption Modulated Laser
CW: Continuous Wave
DFB-MZ: Distributed Feedback Laser with Mach-Zehnder Modulator



Datacom transceiver R&D in
Fremont, CA

COHERENT

Copyright 2024, Coherent. All rights reserved.

30

GALLIUM ARSENIDE PLATFORM FOR SHORT-REACH 800G AND 1.6T TRANSCEIVERS 106.25Gb/s, SSPRQ 1.5 dB TDECQ § 100G VCSELs shipping in production for 400G and 800G transceivers § 200G/lane VCSEL in development for 800G and 1.6T transceivers § Over 200B VCSEL emitters shipped Vertically integrated 6” GaAs platform Sherman, TX 31 Copyright 2024, Coherent. All rights reserved. Copyright 2024, Coherent. All rights reserved.

INDIUM PHOSPHIDE TECHNOLOGY PLATFORM FOR LONG-REACH TRANSCEIVERS Over 200M datacom lasers shipped Electro-Absorption Modulated Laser (EML) Continuous Wave Laser (CW Laser) InP-based Photodetectors Indium phosphide wafer fab in Fremont, CA 32 Copyright 2024, Coherent. All rights reserved.

EMLs FOR 100G AND 200G/LANE FOR 800G AND 1.6T TRANSCEIVERS

- 100G/Lane Electro-Absorption Modulated Lasers (EMLs) are shipping in volume today in 800G transceivers

- 200G/lane in development, supports 800G (4x200G) and 1.6T (8x200G) transceivers

2023 LIGHTWAVE INNOVATION REVIEWS 4.5

Demonstrated at ECOC 2022


Arbitrary Waveform Generator
Evaluation Board
Semtech 200G EML driver
Coherent 200 Gb/s EML

Optical Eye



200G PAM4   100G NRZ

COHERENT

Copyright 2024, Coherent. All rights reserved.

33

200G PAM4 DFB-MZ LASER FOR HIGHER PERFORMANCE 800G/1.6T § Supports 800G and 1.6T at 10 km • LAN-WDM and CWDM wavelengths • High Output power and superior signal integrity • Linear performance a great fit for Linear Pluggable Optics (LPO) § Live demo of 800G FR4 OSFP with DFB-MZ at ECOC 2023 § ECOC 2023 Industry Award for “Most Innovative Product” 34 Copyright 2024, Coherent. All rights reserved.

INVESTMENT IN 6” InP PLATFORM TO SUPPORT AI VOLUMES § Investing in 6” InP in Jarfalla, Sweden and Sherman, Texas Coherent high-volume fab in Sherman Texas 6” InP wafer 35 C Co op py yr riig gh htt 2 20 02 24 4,, C Co oh he er re en ntt.. A Allll r riig gh htts s r re es se er rv ve ed d..

SILICON PHOTONICS FOR 100G/LANE AND 200G/LANE § For some applications, Silicon Photonics SiPh-based Module reduces module cost and complexity by integration of passives § Silicon Photonics based 800G (8x100G) DR8 demonstrated ECOC 2022 TDECQ=1dB ER=4dB Driver V ~2V pp § 224 Gb/s PAM4 eyes demonstrated, <1 dB TDECQ Modulation diagram from 800G 2xFR4 transmitter 224 Gb/s PAM4 optical eye § Silicon Photonics requires high power InP CW 25°C laser 50°C • 100 mW uncooled and 200 – 400 mW cooled 100 mW 75°C 100 mW Laser • 1310nm, CWDM, LWDM 85°C Output power vs. bias current 36 C Co op py yr riig gh htt 2 20 02 24 4,, C Co oh he er re en ntt.. A Allll r riig gh htts s r re es se er rv ve ed d..

TRANSCEIVERS FOR AI 100G & 800G transceivers in production 800G 200G § Supporting all protocols Transceiver Per Lane 1.6T 200G 1.6T transceivers will be shipped in 2024 Per Lane Transceiver 3.2T 200G 3.2T with 200G/lane likely next Per Lane Transceiver After that § More lanes or § 400G/lane or § More advanced modulation 37 Copyright 2024, Coherent. All rights reserved.

INTERNAL COMPONENTS SUPPORT ALL ARCHITECTURES Traditional retimed pluggable Linear Pluggable Optics Near-Packaged Optics (NPO) transceivers, including (LPO) and Linear Receive and Co-Packaged Optics InfiniBand and Ethernet Optics (LRO) pluggable (CPO) transceivers 38 Copyright 2024, Coherent. All rights reserved.

LINEAR, LINEAR-RECEIVE, NEAR AND CO-PACKAGED OPTICS

- LPO, LRO, NPO, and CPO are packaging and architectural partitioning compared traditional retimed pluggable optics
- Optical components are largely the same
- Coherent demo of 800G OFSP DR4 (4 x 200) LPO based on DFB-MZ at OFC 2024

Live demo of 800G VCSEL-based CPO at OFC 2023


=MOTION=
Integrated Transceivers
High Speed
Low Power





940nm VCSEL @ 112G PAM-4

Live demo of OSFP 800G-DR8 LPO at ECOC 2023


2km fiber
ch1/8
ch7/8
Tx
Rx
OSFP
800G-DR8 LPO
EVB

COHERENT
Copyright 2024, Coherent. All rights reserved.
39

WHY THE INDUSTRY LOVES PLUGGABLE TRANSCEIVERS § Multi-vendor ecosystem • 1G – 800G, 30 m – 10 km § Standards-based § “Pay-as-you-grow” cost model § Easily replaceable § Flexibility: Lower cost, lower power shortwave modules for shorter links and long wave modules for longer links Pluggable transceivers have been successful for these reasons for 25+ years, with hundreds of millions of units shipped 40 Copyright 2024, Coherent. All rights reserved.

COHERENT HAS BEEN A LEADER IN DATACOM TRANSCEIVERS FOR TWO DECADES Deep expertise in transceivers and in internal components § Gallium Arsenide and Indium Phosphide semiconductor lasers § Silicon Photonics § IC’s § Passive Optical Components Experienced manufacturing at scale with geodiversity for supply risk management We will continue to lead at 800G and 1.6T, supporting rapid growth of AI 41 C Co op py yr riig gh htt 2 20 02 24 4,, C Co oh he er re en ntt.. A Allll r riig gh htts s r re es se er rv ve ed d..

DATACOM BUSINESS UPDATE – FOCUS ON AI Dr. Lee Xu - Executive Vice President, Datacom Transceivers 42 Copyright 2024, Coherent. All rights reserved.

CONTENT § Our Datacom transceiver and AI business ramp § Our product and technology roadmap § Our Value Prop and Differentiation 43 Copyright 2024, Coherent. All rights reserved.

DATACOM: THE RISE OF AI



Enterprise (10G)
Datacenter (100G)
Hyperscaler (200/400G)
AI
800G/1.6T/3.2T
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
FY23
Fiscal Years

COHERENT

Copyright 2024, Coherent. All rights reserved.

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COHERENT’S AI TRANSCEIVER RAMP IN FY24 Short Reach 800G Product Ramp-up FY24 Coherent VCSEL Array Long Reach Coherent EML Q1 Q2 Q3 Q4 45 Copyright 2024, Coherent. All rights reserved.

DATACOM TRANSCEIVER HIGH LEVEL ROADMAP



CY2023
CY2024
CY2025
CY2026
CY2027
800G Transceivers
50Tb/s Switch
100G/lane Electrical & Optical
High Volume Production
100G/lane Electrical, 200G/lane Optical
Linear Pluggable Optics (Direct Drive)
1.6T & 3.2T Transceivers
100Tb/s Switch
200Tb/s Switch
1.6T (8x200G/lane Electrical & Optical)
Linear Pluggable Optics (Direct Drive)
3.2T (16x200G/lane Electrical & Optical)
Co-Packaged Optics (CPO)

COHERENT

Copyright 2024, Coherent. All rights reserved.

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TECHNOLOGY DEVELOPMENT OF 1.6T/3.2T OUR VERTICAL INTEGRATION OF 200G PER OPTICAL LANE Silicon Photonics (SiPh) EMLs Coherent EML Silicon Photonics IC DFB-MZ 200G/lane VCSEL exploration § Needed for 2-6 km distance § Better linearity Coherent VCSEL Array Coherent DMZ CoC, 4ch 47 Copyright 2024, Coherent. All rights reserved.

COHERENT’S OPTICAL CIRCUIT SWITCH FOR DATA CENTER § Datacenter Lightwave Cross-Connect (DLX )---a multi-hundred million dollar opportunity § Combines three key Coherent assets: • Digital liquid crystal technology from our CoAdna WSS • Our systems capability from our optical line system (OLS) team Target Customers • Our datacom customer intimacy from transceiver business § Major hyperscaler and AI cluster builders OCS Engine Optical Flow OCS System Panels of liquid crystal pixels Mirror 9-Layer DLX Layout LC Switch Assembly Beam Collimator Array Displacer 48 Copyright 2024, Coherent. All rights reserved.

OUR CORE COMPETENCIES AND HOW WE COMPETE § Market leader in optical transceivers* § Broad portfolio and customer base § Time to market—advanced R&D § Vertical integration • From design to manufacturing • Internal lasers and other optical components § Diversified, high quality, and scalable manufacturing • Uniquely capable of satisfying demand from both within and outside China Transceiver volume assembly manufacturing *As tracked by Omdia facility in Ipoh, Malaysia 49 Copyright 2024, Coherent. All rights reserved.

SUMMARY AI surge is an enormous We aim to grow faster than opportunity market over the next 5 years 800G ramping up to half of our 1.6/3.2T development with revenue laser and transceiver advantages 50 Copyright 2024, Coherent. All rights reserved.

TELECOM BUSINESS UPDATE Dr. Beck Mason - Executive Vice President, Telecommunications 51 Copyright 2024, Coherent. All rights reserved.

OUR HERITAGE 30 YEARS 1990 Foundational IP TEC Passive Faraday Pump Laser, WSS Optical Transceivers InP Lasers Technology Optical Rotators Amplifier and Platforms and Solutions Signal Monitoring Transmission Components Technology 52 Copyright 2024, Coherent. All rights reserved. 52

COMMUNICATIONS NETWORKS Edge Core Access Networks Transport Networks Datacenters § 5G Wireless§ Metro§ Video streaming § Fiber-to-the-home§ Regional§ Cloud services § Broadband cable§ Long-haul§ Social media § Low-orbit satellites§ Submarine§ Big data/AI/ML 53 Copyright 2024, Coherent. All rights reserved.

TELECOM MARKET 29.3 Billion 5.3 Billion Networked devices Internet users Coherent’s Telecom Revenue ~$1B FY23 Telecom market growth Internet traffic growth 16% 24% per year per year for the next 5 years Source: Cisco Annual Internet Report (2018-2023) White Paper 54 Copyright 2024, Coherent. All rights reserved.

BROAD PORTFOLIO OF TELECOM PRODUCTS We have the broadest portfolio of optical components We are leaders in the fundamental enabling and modules for transport applications technologies for optical transmission § Subsystems are more differentiated and enable us to sell on § IC and photonic chip technology enables us to differentiate our features and capability solutions, increase gross margins and gain better control over time to market § Our focus is on subsystem and system level solutions that maximize our share of the total value stream§ Our focus is on go to market at the module and component level to maximize revenue and profit opportunity Systems Transceiver modules Subsystems Optical components Modules-Amps, WSS, OCM, … High speed IC and Coherent DSP Optical components Photonic chips InP and SiP 55 Copyright 2024, Coherent. All rights reserved.

OPTICAL LINE SYSTEMS

Capabilities	Solutions
Module Integration, Algorithms & Firmware	 ROADM Linecards; Optical Channel Monitor; Wavelength Selective Switch; Optical Amplifier; Mux/Demux Modules; OTDR Modules
Device Packaging	 980nm & 14xx Pump Lasers; Isolators & Mux/Demux; Tunable Filters; Variable Optical Attenuator
Semiconductors, Polishing & Coatings	 Lenses & Filters; Ga As, Si and InP Wafers; Laser Chips; LCOS; ASIC; Gratings



Optical Line Systems
Regional/Long-Haul Network
Optical Transport Nodes
Metro Network
Access Networks
Routers, etc.
R-PHY Node
Data Center Interconnect



COHERENT

Copyright 2024, Coherent. All rights reserved.

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TELECOM TECHNOLOGY EVOLUTION Wavelength Selective Amplifier Optical Channel Monitoring Pump Laser Switch 2x C&L bands channels Higher power pump Enables a single device to The highest power per capability to deliver more cover both C&L bands pump emitter efficient amplifiers together 57 Copyright 2024, Coherent. All rights reserved. 57

PUMP LASERS Pump Laser Cumulative Shipments 58 Copyright 2024, Coherent. All rights reserved.

PLUGGABLE OPTICAL LINE SUBSYSTEM (POLS) § Bi-directional, dual erbium-doped fiber amplifier (EDFA) in QSFP pluggable module • Booster amplifier for transmit direction • Pre-amplifier for receive direction § External DWDM Mux/Demux cable assembly. QSFP Dual EDFA module Applications § IP-over-DWDM point-to-point § Access networks Mux/Demux cable assembly 59 C Co op py yr riig gh htt 2 20 02 24 4,, C Co oh he er re en ntt.. A Allll r riig gh htts s r re es se er rv ve ed d..

COHERENT TRANSCEIVER TECHNOLOGY § Fully automated high volume manufacturing § Module design including embedded FW development § Optical subassembly design and manufacturing § High speed IC and coherent DSP development § Photonic chip design in InP and SiP and high volume manufacturing 60 C Co op py yr riig gh htt 2 20 02 24 4,, C Co oh he er re en ntt.. A Allll r riig gh htts s r re es se er rv ve ed d.. 60

SCALING CAPACITY AND REACH 100G 400G 800G § Coherent DCO modules enable scaling from 100 to 800G per wavelength § With reaches from 120km out to > 2000km § Supports Metro, Regional and DCI 61 Copyright 2024, Coherent. All rights reserved.

REDUCING SIZE AND POWER ~5 Watts ~15 Watts ~18 Watts Three generations of Coherent modules shrinking size and reducing power dissipation 62 Copyright 2024, Coherent. All rights reserved.

DSPs: KEY BUILDING BLOCKS IN COHERENT TRANSCEIVERS DSP Digital Signal Processor § DSP converts digital data from a switch or router into the complex analog modulation signals § Converts the received signal at the other end of the link back into digital data and compensates for any signal impairments 63 Copyright 2024, Coherent. All rights reserved.

DSP INVESTMENTS Steelerton 100G Silverton 400-800G Nickleton 1.6T 7nm - 2W 17M Gates 3nm - 10W 300M Gates 2nm - XX Gates 64 Copyright 2024, Coherent. All rights reserved.

100G COHERENT TRANSCEIVERS 100ZR QSFP28 DCO Purpose-built power-§ World’s first Digital Coherent Optics (DCO) module in Steelerton DSP optimized tunable laser QSFP28 form factor purpose-built for small size and low § 100G capacity, 300 km reach power consumption § Based on Coherent 7 nm digital signal processor (DSP), Highly integrated silicon silicon photonics transmitter/receiver, and tunable laser photonics PIC § Serves metro-edge and high-volume edge access markets 65 C C Co o op p py y yr r riiig g gh h httt 2 2 20 0 02 2 24 4 4,,, C C Co o oh h he e er r re e en n nttt... A A Allllll r r riiig g gh h httts s s r r re e es s se e er r rv v ve e ed d d... 65

IP-OVER-DWDM § Coherent “colored” pluggable transceivers plug directly into routers § Enabler: coherent technology has shrunk in size and power dissipation to fit into small form-factor pluggable modules § Two network applications: • Metro / Regional Networks with ROADMs • Ring/mesh architectures that require higher performance solutions • Data Center Interconnects • Point-to-point architecture which require efficient power optimized solutions 66 Copyright 2024, Coherent. All rights reserved.

PHOTONIC DEVICES § State of the art wafer III-V wafer fabs in: • Zurich Switzerland • Jarfalla Sweden • Sherman Texas § Enable our leading edge GaAs and InP photonic devices for Telecom and Datacom 67 Copyright 2024, Coherent. All rights reserved.

MANUFACTURING ADVANTAGE Shenzhen Fuzhou Wuxi China China China Geographic Ipoh Philippines Malaysia Diversity Vietnam Thailand Others Pump Laser Photonic components Transceiver Passive optics Amplifiers line cards Other subsystem 68 Copyright 2024, Coherent. All rights reserved.

ASSEMBLY OPERATIONS AND AUTOMATION

- Internally developed automation
- Assembly and test automation
- Consistent product quality
- Better manufacturing efficiency and cost

Copyright 2024, Coherent. All rights reserved.

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HOW WE WIN Telecom components Telecom Modules Telecom Subsystems Broadest and deepest Wide array of engineered Strong systems and portfolio of fundamental module solutions to meet integration capability to technologies and any network need provide complete customer components for networking solutions 70 Copyright 2024, Coherent. All rights reserved. 70

Q&A Dr. Giovanni Barbarossa Sunny Sun Dr. Chuck Mattera Paul Silverstein Chief Strategy Officer and President, Networking Chair and CEO Vice President, President, Materials Segment Segment Investor Relations Dr. Sanjai Parthasarathi Dr. Julie Sheridan Eng Dr. Beck Mason Dr. Lee Xu Chief Technology Officer Chief Marketing Officer Executive Vice President, Executive Vice President, Datacom Transceivers Telecommunications 71 Copyright 2024, Coherent. All rights reserved.